BECK, MACK & OLIVER GLOBAL FUND (the “Fund”)

Supplement dated December 16, 2013 to
the Prospectus dated August 1, 2013

At the end of the third paragraph of the sub-section entitled “Additional Information Regarding Principal Investment Strategies” in the section entitled “Details Regarding Principal Investment Strategies” on page 14 of the Prospectus, the following is added:

The Fund generally expects to invest up to 5% of its assets in limited liability companies (“LLCs”) and limited partnerships (“LPs”), but may periodically invest up to 10% of its assets in the securities of such issuers.

In the table in the section entitled “Additional Information Regarding Principal Investment Risks” on page 18 of the Prospectus, the following is added:

Investment Risks	Beck, Mack & Oliver Global Fund	Beck, Mack & Oliver Partners Fund
LLC and LP Risk	X

In the section entitled “Additional Information Regarding Principal Investment Risks” of the Prospectus, the following paragraph is added on page 21 before “Liquidity Risk”:

LLC and LP Risk.  The Fund may invest in LLCs and LPs, which may be operating companies or private funds.  Investors in the securities of such issuers will not benefit from the legal protections offered under the 1940 Act and Securities Act of 1933.  The securities issued by LLCs and LPs may be illiquid and subject to fair valuation.  Private funds may pay their managers performance fees, which may create an incentive for their managers to make speculative investments.  In addition, the Fund will bear its ratable share of private fund expenses.

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PLEASE RETAIN FOR FUTURE REFERENCE.

  229-PRU-1213

BECK, MACK & OLIVER GLOBAL FUND (the “Fund”)

Supplement dated December 16, 2013 to
the Statement of Additional Information ("SAI") dated August 1, 2013

The first sentence of the sub-section entitled “Investments in LLCs and LPs” in the section entitled “Investment Policies and Risks” on page 4 of the SAI is hereby deleted in its entirety and replaced with the following:

Each Fund may invest in one or more limited liability companies (“LLCs”) and limited partnerships (“LPs”).  The Partners Fund may invest up to 5% of its assets in securities of such issuers and the Global Fund generally expects to limit its investments in securities of such issuers to 5% of the Global Fund’s assets, but may periodically invest up to 10% of its assets in the securities such issuers.

The last paragraph of the sub-section entitled “Other Pooled Investment Vehicles” in the section entitled “Investment Policies and Risks” on page 4 of the SAI is hereby deleted in its entirety and replaced with the following:

Interests in Pooled Investment Vehicles will generally be subject to fair valuation. In determining fair value for investments in Pooled Investment Vehicles, a Fund ordinarily may rely upon the fair value information provided to it by the administrator for and/or manager of the Pooled Investment Vehicle, computed in compliance with that vehicle’s valuation policies and procedures, in addition to any other relevant information available at the time of valuation. Pooled Investment Vehicles organized as LLCs and LPs may pose particularized tax risks, and the Partner Fund’s investments in LLCs and LPs, whether Pooled Investment Vehicles or otherwise, will be limited to 5% of the Fund’s total assets.  The Global Fund expects to limit its investments in securities of such issuers to 5% of its assets, but may periodically invest up to 10% of its assets in the securities of such issuers.  Risks associated with investments in LLCs and LPs are discussed below in “TAXATION – C. Certain Tax Rules Applicable to Fund Transactions.”

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PLEASE RETAIN FOR FUTURE REFERENCE.